------------                                                        ------------
   Number                                                              Shares

             CS            [RAMP NETWORKS (TM) LOGO]

------------                                                        ------------
COMMON STOCK                                                        COMMON STOCK


THIS CERTIFICATE IS TRANSFERABLE
 IN BOSTON, MA OR NEW YORK, NY

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                               CUSIP 751567 10 8

     THIS CERTIFIES THAT

                                                     SEE REVERSE FOR CERTAIN
                                                   DEFINITIONS AND A STATEMENT
                                                  AS TO THE RIGHTS, PREFERENCES,
                                                   PRIVILEGES AND RESTRICTIONS
                                                            OF SHARES



IS THE OWNER OF

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                        $0.0001 PAR VALUE PER SHARE, OF

                              RAMP NETWORKS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:


                              RAMP NETWORKS, INC.

                                CORPORATE SEAL
/s/ [Terry R. Gibson]                                         /s/ Mahesh Veerina
                                   DELAWARE
CHIEF FINANCIAL OFFICER                                             PRESIDENT


                                                COUNTERSIGNED AND REGISTERED:
                                                        BANKBOSTON, N.A.
                                                    TRANSFER AGENT AND REGISTRAR

                                                By         [Illegible]

                                                            AUTHORIZED SIGNATURE



---------------------------------------------
AMERICAN BANK NOTE COMPANY    MAY 20, 1999 FM
3604 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807           005003fc
(562) 968-2333
(FAX) (562) 426-7460    12MX   Proof____ NEW
---------------------------------------------

                              RAMP NETWORKS, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of survivorship
                and not as tenants in common


                UNIF GIFT MIN ACT -- ................ Custodian ................
                                        (Cust)                  (Minor)
                                     under Uniform Gifts to Minors
                                     Act........................................
                                                          (State)
                UNIF TRF MIN ACT  -- ............. Custodian (until age........)
                                        (Cust)
                                     ................... under Uniform Transfers
                                          (Minor)
                                     to Minors Act..............................
                                                     (State)

   Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------


--------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ---------------------------------

                                        X
                                          --------------------------------------

                                        X
                                          --------------------------------------

                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  ------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Art.15.

---------------------------------------------
AMERICAN BANK NOTE COMPANY    MAY 20, 1999 fm
3604 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807           005003bk
(562) 968-2333
(FAX) (562) 426-7450    12MX   Proof____ NEW
---------------------------------------------